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         INFORMATION CONCERNING THE MEMBERS OF THE BOARD OF DIRECTORS
                        AND THE EXECUTIVE OFFICERS OF
                      TELEFONOS DE MEXICO, S.A. DE C.V. ("Telmex")

          Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employment for the past five years of each director and executive officer of Telmex. Unless otherwise indicated, each such person is a citizen of Mexico and has held his or her present position as set forth below for the past five years. Directors of Telmex are indicated by an asterisk.

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


 NAME AND CITIZENSHIP                   BUSINESS ADDRESS                          POSITION WITH TELMEX; PRESENT
---------------------------           ------------------------------------           PRINCIPAL OCCUPATION OR
                                                                                           EMPLOYMENT;
                                                                                 MATERIAL POSITIONS HELD DURING
                                                                                       THE PAST FIVE YEARS
                                                                                ---------------------------------
David Antonio Ibarra Munoz*            Canada No. 184                            Director. Consultant ECLAC
                                       01710 Mexico, D.F.                        Mexico. Board Member of
                                                                                 Grupo Financiero Inbursa.


Claudio X. Gonzalez Laporte*           Jose Luis Lagrange No. 103, 4 piso.       Director. Chairman and CEO of
                                       Colonia Polanco                           Kimberly Clark de Mexico, S.A.
                                       11590 Mexico, D.F.                        de C.V. Director of Carso
                                                                                 Global Telecom, Director of
                                                                                 Grupo Carso, Director of
                                                                                 Sanborns.

Sergio F. Medina Noriega               Sullivan 199, 8(0). Piso                  Legal Director since February,
                                       Col. San Rafael                           1995. Secretary of the Board of
                                       06470 Mexico, D.F.                        Directors. Secretary of the
                                                                                 Board of Directors of Grupo
                                                                                 Carso, S.A. de C.V. Secretary of
                                                                                 the Board of Directors of
                                                                                 Grupo Sanborns, S.A. de C.V. since
                                                                                 September of 1997; Secretary of the
                                                                                 Board of Directors of Grupo Financiero
                                                                                 Inbursa, S.A. de C.V. between
                                                                                 1993 and 1999; Secretary of the
                                                                                 Board of Directors of Banco
                                                                                 Inbursa, S.A. between 1992 and
                                                                                 1999.

Carlos Slim Helu*                      Paseo de las Palmas 736                   Director and Chairman of the
                                       Col. Lomas de Chapultepec                 Board and Chairman of the Board
                                       11000 Mexico, D.F.                        of Carso Global Telecom, S.A.
                                                                                 de C.V. since 1996. Chairman
                                                                                 Emeritus of Grupo Carso, S.A.
                                                                                 de C.V. since 1998, Chairman of
                                                                                 the Board of Grupo Financiero
                                                                                 Inbursa, S.A. de C.V. since
                                                                                 1998, Chairman of the Board of
                                                                                 Grupo Carso, S.A. de C.V.
                                                                                 between 1991 and 1998, Chairman
                                                                                 of the Board of Grupo
                                                                                 Financiero Inbursa, S.A. de
                                                                                 C.V. between 1993 and 1998.

Jaime Chico Pardo*                     Parque Via  190, 10(0). Piso              Vice President and Chief
                                       Col. Cuauhtemoc                           Executive Officer. Vice
                                       06599 Mexico, D.F.                        President of Carso Global
                                                                                 Telecom since October, 1998,
                                                                                 Board Member of Grupo
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

 NAME AND CITIZENSHIP                   BUSINESS ADDRESS                          POSITION WITH TELMEX; PRESENT
---------------------------           ------------------------------------           PRINCIPAL OCCUPATION OR
                                                                                           EMPLOYMENT;
                                                                                 MATERIAL POSITIONS HELD DURING
                                                                                       THE PAST FIVE YEARS
                                                                                ---------------------------------

                                                                                 Carso since August, 1997, Board
                                                                                 Member of Grupo Financiero
                                                                                 Inbursa.

Juan Antonio Perez Simon*              Calvario No. 100                          Director and Vice Chairman.
                                       Col. Tlalpan                              Chairman of the Board of
                                       14000 Mexico, D.F.                        Sanborns Hermanos, S.A.

Carlos Slim Domit*                     Calvario No. 100                          Director. Chairman of the Board
                                       Col. Tlalpan                              of Grupo Carso, S.A. de C.V.
                                       14000 Mexico, D.F.                        since 1998 and Chairman of the
                                                                                 Board and Chief Executive
                                                                                 Officer of Grupo Sanborns, S.A.
                                                                                 de C.V. since 1999. President
                                                                                 of Sanborns Hermanos, S.A. since 1995.

Antonio Cosio Arino*                   5 de Febrero 18, 2(0). Piso               Director. Chairman of Cia.
                                       Col. Centro                               Industrial Tepeji del Rio.
                                       Mexico, D.F.

Amparo Espinosa Rugarcia*              Jose de Teresa No. 253                    Director. Director of
                                       Col. Tlacopac                             Promecasa, S.A. de C.V. since
                                       San Angel, Mexico 01040                   1995 and Director of Demac.

Elmer Franco Macias*                   Felix Guzman 16                           Director. Chief Executive
                                       Naucalpan de Juarez                       Officer of Infra.
                                       Mexico 53390

Angel Losada Moreno*                   Ejercito Nacional 769-A                   Director. Executive President
                                       Col. Anahuac                              of Grupo Gigante.
                                       11520 Mexico, D.F.

Romulo O'Farril Jr*                    Balderas No. 87                           Director. President and Chief
                                       06040 Mexico, D.F.                        Executive Officer of Novedades
                                                                                 Editores.

Bernardo Quintana Isaac*               Paseo de las Palmas 735, 1406             Director. ICA Group President.
                                       Colonia Lomas de Chapultepec
                                       11000 Mexico, D.F.

Paul W. Cardarella*                    One Bell Plaza                            Director. Managing Director
(American citizen)                     Dallas, Texas                             External Affairs of
                                       75202 USA                                 Southwestern Bell. Managing
                                                                                 Director Operations of SBCI-MSI
                                                                                 Mexico between 1993 and January
                                                                                 16, 2000.

Robert Allen Craft*                    Parque Via 190, 12(0). Piso               Director. Finance Director of
(American citizen)                     Col. Cuauhtemoc                           SBCI-Mexico since March, 1998.
                                       06599 Mexico, D.F.                        Director of Financial Planning
                                                                                 and Analysis of SBC between
                                                                                 August 1996 and February, 1998.
                                                                                 Corporate Manager of Financial
                                                                                 Planning and Analysis of SBC
                                                                                 between 1993 and August of 1996.

Richard C. Dietz*                      530 McCullough,                           Director. President
(American citizen)                     San Antonio, Texas                        Telecommunications SBC
                                       78215 U.S.A.                              Operations, Inc. since
                                                                                 December, 1999. President of
                                                                                 SWB Bus. Comm. Svcs. Of SWBT
                                                                                 between November and December
                                                                                 of 1999, President SBCI
                                                                                 (Mexico) of

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


 NAME AND CITIZENSHIP                   BUSINESS ADDRESS                          POSITION WITH TELMEX; PRESENT
---------------------------           ------------------------------------           PRINCIPAL OCCUPATION OR
                                                                                           EMPLOYMENT;
                                                                                 MATERIAL POSITIONS HELD DURING
                                                                                       THE PAST FIVE YEARS
                                                                                ---------------------------------
                                                                                 Telmex between February, 1997 and
                                                                                 November, 1999, Vice President and
                                                                                 General Manager of SBC
                                                                                 Operations, Inc. between
                                                                                 January, 1995 and February,
                                                                                 1997.

J. Cliff Eason*                        175 E. Houston, Room 1230                 Director. President-SBC Network
(American citizen)                     San Antonio, Texas                        Operations of SBC Operations,
                                       78205 U.S.A.                              Inc. since November, 1999.
                                                                                 President of SBC International
                                                                                 at SBC Communications, Inc.
                                                                                 between March 1998 and
                                                                                 November, 1999, President and
                                                                                 Chief Executive Officer of
                                                                                 Southwestern Bell Telephone
                                                                                 Company between February, 1996
                                                                                 and February, 1998, President
                                                                                 and Chief Executive Officer of
                                                                                 Southwestern Bell
                                                                                 Communications, Inc. between
                                                                                 July, 1995 and February, 1996,
                                                                                 President of Network Services
                                                                                 at Southwestern Bell Telephone
                                                                                 Company between July, 1993 and
                                                                                 June, 1995.

Michel Hirsch*                         Arne des Fleurs                           Director. Retired. Chairman FCR
(French citizen)                       93360 Nevilly                             of France Telecom between 1996
                                       France                                    and 1999, Vicepresident
                                                                                 International of France Telecom
                                                                                 between 1987 and 1996.

Jean-Pierre Achouche*                  126 Rue Reaumur                           Director. Manager of France
(French citizen)                       75002, Paris, France                      Telecom. Director of Public
                                                                                 Networks and International Affairs
                                                                                 of France Telecom between March,
                                                                                 1998 and January 2000, Director
                                                                                 of Network Operations between
                                                                                 January 1, 1995 and
                                                                                 February, 1998.

Isidoro Ambe Attar                     Parque Via 198                            Sales and Marketing Vice
                                       Col. Cuauhtemoc                           President since June, 1999.
                                       06599 Mexico, D.F.                        Corporate Market Vicepresident
                                                                                 of Telmex between August 1997
                                                                                 and June, 1999, National
                                                                                 Account Head of Telmex
                                                                                 between October, 1995
                                                                                 and July, 1996, Procurement
                                                                                 Assistant Vicepresident of
                                                                                 Telmex between February, 1995
                                                                                 and October, 1995.

Adolfo Cerezo Perez                    Parque Via 190, 10(0). Piso               Chief Financial Officer.
                                       Col. Cuauhtemoc
                                       06599 Mexico, D.F.

Javier Antonio Elguea Solis            Insurgentes Sur 3500, 3er. Piso           Human Resources Vice President
                                       Col. Pena Pobre                           since 1995.
                                       14060 Mexico, D.F.

Arturo Elias Ayub                      Parque Via 198 - 701                      Executive Vice President of
                                       Col. Cuauhtemoc                           Information, Industry Service
                                       06599 Mexico, D.F.                        and Government Affairs since
                                                                                 March,

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


 NAME AND CITIZENSHIP                   BUSINESS ADDRESS                          POSITION WITH TELMEX; PRESENT
---------------------------           ------------------------------------           PRINCIPAL OCCUPATION OR
                                                                                           EMPLOYMENT;
                                                                                 MATERIAL POSITIONS HELD DURING
                                                                                       THE PAST FIVE YEARS
                                                                                ---------------------------------
                                                                                 1997. Advisor to
                                                                                 the CEO of Telmex between
                                                                                 November, 1996 and March,
                                                                                 1997.

Eduardo Javier Gomez Chibli            Norte 4, No. 6113                         Technical and Long Distance
                                       Col. Popo                                 Vicepresident since 1997. Long
                                       11480 Mexico, D.F:                        Distance Vice President of
                                                                                 Telmex between 1995 and 1997.

Daniel Hajj Aboumrad                   Lago Alberto 366                          Subsidiaries of Telmex. CEO of
                                       Col. Anahuac                              Radiomovil Dipsa.
                                       11320 Mexico, D.F.

Roberto Isaac Rodriguez                Parque Via 190, 10(0). Piso               Vicepresident International
                                       Col. Cuauhtemoc                           Ventures since 1998 and Chief
                                       06599 Mexico, D.F.                        Executive Officer Carso Global
                                                                                 Telecom. CEO of Afore
                                                                                 Inbursa between 1996 and
                                                                                 1998, Vice President of
                                                                                 Communication of Amafore
                                                                                 between 1996 and 1998,
                                                                                 Deputy CEO of Seguros
                                                                                 Inbursa between 1996 and
                                                                                 1998, CEO of
                                                                                 Tecmarketing between
                                                                                 1996 and 1998, Executive
                                                                                 Vice President Property
                                                                                 Casualty and Claims of
                                                                                 Seguros Inbursa between
                                                                                 1994 and 1996.


Hector Slim Seade                      Parque Via 198, 8o. piso                  Operations Support
                                       Col. Cuauhtemoc                           Vicepresident since 1998.
                                       06599 Mexico, D.F.                        Vicepresident of Supplies of
                                                                                 Telmex between 1997 and
                                                                                 1998, Assistant
                                                                                 Vicepresident of
                                                                                 Supplies of Telmex
                                                                                 between 1995 and 1997,
                                                                                 Head of Factoring of
                                                                                 Inbursa between 1995 and
                                                                                 1996, Head of Personal
                                                                                 Guarantees of Guardiana
                                                                                 Inbursa between 1990 and
                                                                                 1997.


Andres R. Vazquez del Mercado          Parque Via 190                            Executive Vicepresident
Benshimol                              Col. Cuauhtemoc                           Corporate Development since
                                       06599 Mexico, D.F.                        June of 1999. Commercial
                                                                                 Vicepresident of Telmex between
                                                                                 June of 1994 and June of 1999.

Oscar Von Hauske Solis                 Paseo del Rio 186                         Corporate Vicepresident of
                                       Col. Chimalistac                          Systems and Procedures since
                                       Mexico, D.F.                              September 25, 1995. Financial
                                                                                 Head of Servicios Condumex,
                                                                                 S.A. de C.V. between 1992 and
                                                                                 September 25, 1995.

Francisco Javier Mondragon Alarcon     Parque Via 190, 501                       General Counsel. Manager
                                       Col. Cuauhtemoc                           Partner of Bufete Mondragon
                                       06599 Mexico, D.F.                        Alarcon, S.C. since May of
                                                                                 1999, General Counsel
                                                                                 and Secretary of the
                                                                                 Board of Grupo Televisa,
                                                                                 S.A. from January 1,
                                                                                 1995 to May 31, 1999,
                                                                                 Executive Vice President
                                                                                 and Secretary of the
                                                                                 Board of Grupo
                                                                                 Televicentro, S.A. and
                                                                                 Grupo Alameda, S.A. from
                                                                                 January 1, 1995 to May
                                                                                 31, 1999.
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